UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2014

THE PRICELINE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 299-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement.

On September 23, 2014, The Priceline Group Inc. executed an Officers’ Certificate (the “Officers’ Certificate”), in accordance with Sections 2.02 and 10.04 of the Indenture dated September 23, 2014 (the “Base Indenture”, and together with the Officers’ Certificate, the “Indenture”) between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), in connection with the sale of €1,000,000,000 aggregate principal amount of the Company’s 2.375% Senior Notes due 2024 (the “Notes”).  The Notes mature on September 23, 2024, unless earlier repurchased.  The Notes are the Company’s general unsecured senior obligations and rank equally with the Company’s other senior unsecured obligations, including the outstanding 1.25% convertible senior notes due 2015, 1.0% convertible senior notes due 2018, 0.35% convertible senior notes due 2020, 0.90% convertible senior notes due 2021 and any borrowings under the Company’s revolving credit facility.

The Company will pay interest on the Notes at an annual rate of 2.375% payable on September 23 of each year, beginning September 23, 2015.

The Company may redeem some or all of the notes at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest, if any, plus a specified “make whole” premium.  In addition, the Company may redeem the notes in whole but not in part, at any time at the Company’s option, in the event of certain developments affecting U.S. taxation.

The Indenture contains customary events of default with respect to the Notes, including failure to make required payments, failure to comply with certain agreements or covenants, and certain events of bankruptcy and insolvency.  Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the Notes.  If any other event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the acceleration of the amounts due under the Notes.

The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of indenture, which was previously filed as Exhibit 4.1 on Post Effective Amendment No. 1 to Form S-3 on September 8, 2014, the form of Note filed as Exhibit 4.1 to our current report on Form 8-K dated September 22, 2014 and the Officers’ Certificate, which is included as Exhibit 4.1 to this report, and each of which is incorporated into this current report on Form 8-K.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Report with respect to the Notes, the Indenture and the Officers’ Certificate is incorporated herein by reference.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 The following exhibits are filed as a part of this Report.

Exhibit No.	Description
4.1	Officers’ Certificate, dated September 23, 2014, for the 2.375% Senior Notes due 2024 issued pursuant to the Base Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.

By:	/s/ Peter J. Millones
Name:	Peter J. Millones
Title:	Executive Vice President, General Counsel and Secretary

Date: September 26, 2014

EXHIBIT INDEX

Exhibit No.	Description
4.1	Officers’ Certificate, dated September 23, 2014, for the 2.375% Senior Notes due 2024 issued pursuant to the Base Indenture.